TRANSFORM txi TOGETHER

D.A. Davidson Engineering & Construction Conference

September 11th, 2012

Texas Industries, Inc.







Forward-Looking Statement

Certain statements contained in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on Texas Industries' business; changes in economic conditions specific to any one or more of Texas Industries' markets; the cyclical and seasonal nature of Texas Industries' business; the level of construction activity in Texas Industries' markets; changes in demand; abnormal periods of inclement weather; unexpected periods of equipment downtime; changes in costs of raw materials, fuel and energy; changes in the cost or availability of transportation; unexpected operational difficulties; changes in interest rates; the timing and amount of federal, state and local funding for infrastructure; delays in announced capacity expansions; ongoing volatility and uncertainty in the capital or credit markets; the impact of environmental laws, regulations and claims, and changes in governmental and public policy; and other risks and uncertainties described in Texas Industries' reports on SEC Forms 10-K, 10-Q and 8-K. Forward-looking statements speak only as of the date hereof, and Texas Industries assumes no obligation to publicly update such statements.

Our Focus

- Mission: We will provide exceptional building materials, service and solutions so that customers choose TXI
- Aligning our strategies, people and processes with our mission
- Realizing our full potential

Company Overview

- TXI is a leading supplier of heavy construction materials in the United States operating in three business segments:
    - Cement
    - Aggregates
    - Consumer Products (ready-mix operations)
- As of May 31, 2012, TXI operated 82 manufacturing facilities and shipped over 17 million tons of building materials
- Strategic Locations and Markets
    - Cement production and distribution facilities are concentrated primarily in Texas (~80% of TXI sales) and California
    - Facilities located near their customer base and sources of raw materials
    - Texas and California are the two largest U.S. cement markets

($ in millions)

Historical Revenue and Adjusted EBITDA


(Revenue)
(EBITDA)
$1,200
$1,000
$800
$600
$400
$200
$0
$250
$200
$150
$100
$50
$0
$944
$966
$1,029
$839
$621
$622
$647
$217
$185
$130
$54
$35
$43
2006
2007
2008
2009
2010
2011
2012
Revenue
EBITDA

Cement Demand Drivers


Residential Construction 25%
Public Works Construction 50%
Non-Residential Construction 25%

Business Segments

Cement

- Production in Midlothian and Hunter, Texas as well as Oro Grande, California
- Products include gray portland cement and masonry and oil well cements
- Primary applications include pavements, foundations, sidewalks, patios, bridges, concrete buildings, swimming pools, masonry, and stucco



Aggregates

- Production in North Central Texas, Central Texas, Oklahoma, Louisiana, California, and Colorado
- Products include natural aggregates such as sand, gravel, and crushed limestone as well as specialty aggregates such as expanded shale and clay



Consumer Products

- Production in Texas, Louisiana, and Arkansas
- Product includes ready-mix concrete



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Product and Customer Mix

Product Mix by Net Sales

Fiscal Year End May 31, 2012 (1)



Delivery Fees 12%
Cement 36%
Other 14%
Ready-mix 28%
Stone, Sand and Gravel 10%

Customer Mix

- End-user markets include public works, residential, commercial, retail, industrial and institutional construction sectors
- Broad and diverse customer base reduces exposure to cyclical downturn in any one product or end-user segment
- Products marketed to approximately 8,000 customers
  - No one customer represents more than 10% of total net sales for the fiscal year ended May 31, 2012

(1) Excludes interplant revenues.

Long-Term Drivers of Cement Demand

- **Public Works – 50%**
  - Highways / Roads
  - Bridges
  - Public Schools
  - Utilities
  - Airports
  - Sidewalks
- **Residential – 25%**
  - Foundations
  - Paving
  - Patios
  - Swimming pools
- **Non-Residential – 25%**
  - Commercial Construction
    - Retail
    - Paving
  - Oil and Gas Wells







Favorable Industry Structure

- U.S. cement consumption has historically exceeded domestic production capacity

U.S. Cement Consumption and Production 1995 - 2011



150
130
110
90
70
50
30
(mm tons)
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Consumption
Production

Source:PCA; The Monitor Feb 2012

Favorable Industry Structure

- U. S. cement consumption has historically exceeded domestic production capacity
- U.S. cement capacity and import terminals are largely owned or controlled by international producers
- Significant barriers to entry exist for new cement capacity
- Significant transportation costs lead to regional markets

TXI FOOTPRINT

Cement Capacity

(Millions of tons)	
North Texas	2.2
Central Texas	0.9
California	2.3
Total Cement Capacity	**5.4**
Central Texas Expansion	1.4
North Texas Expansion	0.8
Total Targeted Capacity	**7.6**

Shipment Recovery/Expansion

- With construction recovery
- With completion and utilization of new capacity

Margin Expansion

- With improving shipments
- With recovery of prices
- With positive impact of new capacity

TXI's Strategy Remains Intact



Plant Locations
TX
LA
CA
Cement
Aggregates
Ready Mix Regions

Texas and California – Attractive Long-Term Markets

- The two largest cement markets in the U.S.
- Account for almost 25% of cement consumption
- Receive the largest shares of federal transportation funding
- Favorable demographics
  - Large populations
  - Above average population growth rates

TXI Operations

ESTIMATED CONSTRUCTION AND MAINTENANCE NEEDS

This map is a visual compilation of the statewide transportation funding needs through 2035 as identified by the Texas Transportation Institute.

Table 2. Texas Metropolitan Area Population Estimates

MSA	2005 Population (millions)	Percent of Total State Population
Austin	1.5	6.6
Dallas–Fort Worth	5.8	25.3
Houston	5.4	23.6
San Antonio	1.9	8.3
Total Four Major MSAs	14.6	63.8
Total All Texas MSAs	19.9	86.9
Texas	22.9	100.0

Source: Population Division, U.S. Census Bureau



Amarillo
Lubbock
Wichita Falls
Sherman-Denison
Texarkana
Dallas-Fort Worth
Abilene
Longview
Tyler
El Paso
Midland-Odessa
San Angelo
Waco
Killeen-Temple
College Station-Bryan
Austin
Beaumont
Houston
San Antonio
Victoria
Corpus Christi
Laredo
Hidalgo
Harlingen
Brownsville
Urban mobility needs: $243 billion
Rural mobility, pavement, bridge, safety and connectivity needs: $127 billion
SOURCE: Adapted from 2030 Committee Report

TXI Operations

ESTIMATED CONSTRUCTION AND MAINTENANCE NEEDS

This map is a visual compilation of the statewide transportation funding needs through 2035 as identified by the Texas Transportation Institute.

Table 2. Texas Metropolitan Area Population Estimates

MSA	2005 Population (millions)	Percent of Total State Population
Austin	1.5	6.6
Dallas-Fort Worth	5.8	25.3
Houston	5.4	23.6
San Antonio	1.9	8.3
Total Four Major MSAs	14.6	63.8
Total All Texas MSAs	19.9	86.9
Texas	22.9	100.0

Source: Population Division, U.S. Census Bureau


Amarillo
Lubbock
Wichita Falls
Sherman-Denison
Texarkana
Dallas-Fort Worth
Longview
Tyler
Abilene
El Paso
Midland-Odessa
San Angelo
Waco
Austin
Houston
Beaumont
San Antonio
Victoria
Corpus Christi
Laredo
Hidalgo
Harlingen
Brownsville
Cement
R/M Concrete
Aggregates
Cement
Aggregates
Urban mobility needs: $243 billion
Rural mobility, pavement, bridge, safety and connectivity needs: $127 billion
SOURCE: Adapted from 2030 Committee Report

Texas Infrastructure Facts

- 2nd Most Populated State in the U.S.
- Population Growth forecast of 43% by 2035
- 300,000 Miles of Roads and Streets (Largest in U.S.)
- 10,000 Miles of Rail (Accounts for 8% of U.S. Freight)
- 1,800 Airstrips (Largest in U.S.)
- 49,900 Bridges
- 423 Miles of Intracoastal Waterways and 28 Ports

  (Accounts for 19% of all U.S. Maritime Cargo)

txi

Texas Infrastructure Funding Outlook



400
300
200
100
0
Investment Needed
Current Revenue Projections
Investment Needed
Current Revenue Projections

Texas Market Conditions



Texas Cement Consumption and Capacity
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
Thousands of Tons
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
TX Consumption
TX Capacity

Source: PCA; The Monitor Feb 2012

Economic Indicators - Texas



Total Texas Employment (Non-farm payroll)
Texas Monthly Shipments (ST)
Nonfarm Payroll Employees (SA)
Short Tons
Pre-Recession Peak Employment
11,000,000
10,800,000
10,600,000
10,400,000
10,200,000
10,000,000
9,800,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12

Data Source: U.S. Bureau of Labor Statistics – July 2012

Cement Shipments-Texas



Market Totals
Texas Market (3 Month Moving Average)
Texas Market (12 Month Moving Average)
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Short Tons
1,226,208
1,195,076
1,194,105
1,136,604
1,131,201
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Months

Data Source: Texas Tax Controller Report – July 2012

TXI Cement Shipments-Texas



TXI
TXI (3 Month Moving Average)
TXI (12 Month Moving Average)
Short Tons
250,000
200,000
150,000
100,000
50,000
0
141,600
154,836
212,479
217,091
191,818
188,099
153,324
155,722
194,695
192,372
163,188
181,833
176,379
159,344
141,312
222,922
204,087
191,338
201,800
195,895
206,743
181,378
179,566
172,669
163,704
142,087
158,394
190,550
213,197
235,761
226,280
223,567
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Months

Data Source: Texas Tax Controller Report – July 2012

Market Share-Texas



TXI Market Share
3 Month Moving Avg (Market Share)
12 Month Moving Avg (Market Share)
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
TXI's Market Share
19.8%
19.3%
18.9%
17.9%
16.8%
16.7%
16.7%
16.1%
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Months

Data Source: Texas Tax Controller Report – July 2012

Economic Indicators-Texas

Residential Building Permits & Cement Shipments



TX Total Cement Shipments
SF_Units
MF_Units
Short Tons
Permits
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
1,226,208
1,194,105
1,195,076
1,136,529
1,131,201
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12

Data Source: U.S. Census Bureau & Real Estate Center at TAMU – July 2012

California Market Conditions



California Cement Consumption and Capacity
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
CA Consumption
CA Capacity

Source:PCA; The Monitor Feb 2012

Economic Indicators - California


Total California Employment (Non-farm payroll)
California Monthly Shipments (ST)
Pre-Recession Peak Employment
Nonfarm Payroll Employees (SA)
Short Tons
15,500,000
15,000,000
14,500,000
14,000,000
13,500,000
13,000,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Jan-07 Mar-07 May-07 Jul-07 Sep-07 Nov-07 Jan-08 Mar-08 May-08 Jul-08 Sep-08 Nov-08 Jan-09 Mar-09 May-09 Jul-09 Sep-09 Nov-09 Jan-10 Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11 Nov-11 Jan-12 Mar-12 May-12 Jul-12

Data Source: U.S. Bureau of Labor Statistics & USGS Consumption Report – July 2012

Cement Shipments-California



Market Totals
CA Market (3 Month Moving Avg)
CA Market (12 Month Moving Avg)
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Short Tons
Jun-06
Aug-06
Oct-06
Dec-06
Feb-07
Apr-07
Jun-07
Aug-07
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Months

Data Source: USGS Consumption Report– July 2012

Market Share-California



TXI Market Share
3 Month Moving Avg (Market Share)
12 Month Moving Avg (Market Share)
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
TXI's Market Share
11.68%
11.20%
10.65%
9.28%
Jun-06
Aug-06
Oct-06
Dec-06
Feb-07
Apr-07
Jun-07
Aug-07
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Months

Data Source: USGS Consumption Report & TXI Data – July 2012

Economic Indicators-California

Residential Building Permits & Cement Shipments


Calf Cement Shipments
SF_Units
MF_Units
Short Tons
Permits
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12

Data Source: U.S. Census Bureau & Real Estate Center at TAMU & USGS Consumption Report – July 2012

txi

Our Focus

- Mission: We will provide exceptional building materials, service and solutions so that customers choose TXI
- Aligning our strategies, people and processes with our mission
- Realizing our full potential

Low-Cost Operations Are Key

High Productivity and Efficiency

	North Texas [1]	Old California [2]	New California [3]	Current Central Texas [4]	Current and New Central Texas [5]	PCA Comps[6]	PCA Best [6]
Labor Productivity							
Tons per man hour	6.0	2.6	6.1	2.8	6.4	3.6	5.8
Energy Efficiency							
Mmbtu / ton	3.2	5.0	2.5	3.7	2.6	3.3	2.0
Kwh / ton	118.6	164.6	115.0	124.6	110.0	136.0	115.0

Notes:
1 North Texas productivity from the dry kiln for the twelve months ended May 31, 2008
2 Old California productivity for the twelve months ended May 31, 2007
3 Expected California productivity for the new kiln at full capacity
4 Current Central Texas productivity for the twelve months ended May 31, 2008
5 Values reflect the expected combined operations of the current and new kilns at TXI's Central Texas plant
6 U.S. and Canadian Labor – Energy Input Survey, Portland Cement Association

EBITDA Potential


(in $millions)
450
400
350
300
250
200
150
100
50
0
$43
$80
$118
$337
$411
As of 5/31/2012
Cost Savings/Efficiency Project
Texas Demand > Current Capacity
Texas Demand > Current & New Capacity
Potential EBITDA plus Cost Savings

Investment Considerations

- Favorable U.S. Cement Industry Structure
- Attractive Long-Term Markets – Texas and California
- Strong Competitive Position
- Efficient Operations
- Significant operating leverage
- Highly Experienced Management Team
- Focus on Ample Liquidity

TRANSFORM txi TOGETHER

Addendum- Reconciliation EBITDA to Net Income







RECONCILIATION OF EBITDA TO NET INCOME
IN $ MILLIONS

	FY 2012
EBITDA Reconciled	
Net Income from Continuing Operations	8
Plus (minus):	
Interest	35
Income Taxes	1
Depreciation, Depletion & Amortization	61
EBITDA	105
Adjustments from assets sales and restructuring costs	(62)
Adjusted EBITDA	43

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization

EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements. It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.

EBITDA is not necessarily comparable to similarly titled measures used by other companies.

TRANSFORM txi TOGETHER

D.A. Davidson Engineering & Construction Conference

September 11th, 2012

Texas Industries, Inc.





